Exhibit 99.1

December 15, 2011 FiberTower Creditors Presentation

2011 Financial Discussion

Revenue Cessation of capital spending and reduction of sales team means no material incremental sales beyond Oct’11. There continues to be some minimal on-net growth circuits As of 11/30/11, FiberTower has experienced an average of $180K / mo MRR loss from T1 disconnects YTD Cost of Service Excluding impairments, COS was ~$4M / mo YTD, which we expect to trend slightly down going forward SG&A Since Mar, was about $2.6M / mo. Post-Nov RIF, expect to go down further to about $1.5m / mo Balance Sheet Steady at around $540M in assets until write down spectrum and asset values based on SRR valuation in Sep 2011. New level around $200M in assets Cash has been managed to grow from $14m in January to $24.5m in October CapEx Reduced from $3m / mo run-rate in January to $200k run-rate Key Trends

2011 YTD Quarterly Financials Q1'11 Q2'11 Q3'11 Oct' 11 2011 YTD Operational Stats Active Markets 13 13 13 13 Deployed Sites 3,308 3,335 3,356 3,354 Bandwidth (backhaul) 69,338 71,139 74,406 74,015 Headcount 142 138 136 135 Revenue Revenue w/o ETLs 21,259,002 20,042,705 18,557,951 6,000,926 65,860,584 ETLs 2,244,202 3,390,701 12,262,628 1,228,874 19,126,405 Total 23,503,204 23,433,406 30,820,579 7,229,799 84,986,989 Cost of Service Rent 5,503,549 5,605,683 5,559,037 1,802,798 18,471,066 FSP Costs 4,807,229 5,061,458 4,839,452 1,583,471 16,291,610 Impairments 222,428 3,135,681 342,477,293 45,849 345,881,251 Other COS 1,545,201 1,404,439 1,530,180 411,990 4,891,810 Total COS 12,078,406 15,207,260 354,405,962 3,844,108 385,535,736 fSG&A 1,485,064 1,313,338 1,432,067 439,392 4,669,861 Corporate SG&A 7,503,776 5,445,092 5,338,167 1,936,690 20,223,725 Stock Comp 1,189,189 1,093,045 1,014,285 300,000 3,596,519 Total SG&A 10,178,030 7,851,475 7,784,518 2,676,082 28,490,106 - Adjusted fEBITDA* 7,917,959 6,657,788 5,197,216 1,763,274 21,536,237 Adjusted EBITDA* 909,864 1,228,939 (98,595) (173,415) 1,866,793 EBITDA margin 4.3% 6.1% -0.5% -2.9% 2.8% Ending Cash 14,377,959 12,371,157 21,862,248 24,491,422 * Reconcilation to Net Income in next slide

Reconciliation to Net Income

	Q1'11	Q2'11	Q3'11	October	2011 YTD
Adjusted EBITDA	**909,864**	**1,228,939**	**(98,595)**	**(173,415)**	**1,866,793**
Stock-Based Compensation	1,189,189	1,093,045	1,014,285	584,214	3,880,734
Depreciation & Amortization	8,015,236	8,379,961	6,316,782	300,000	23,011,979
Interest Income	(19,829)	(21,137)	(24,804)	(5,903)	(71,673)
Interest Expenses	3,383,558	3,397,535	3,630,496	1,240,220	11,651,809
Impairment/USAC	222,428	3,135,681	342,477,293	45,849	345,881,251
Restructuring Charge	495,418	31,761	13,236	-	540,414
Income Tax Adjustment	1,477	107,373	(65,719,412)	15,000	(65,595,562)
Early Termination Payments	(2,244,202)	(3,390,701)	(12,262,628)	(1,228,874)	(19,126,405)
Total Adjustments	**11,043,275**	**12,733,519**	**275,445,247**	**950,507**	**300,172,547**
Net Income	**(10,133,410)**	**(11,504,579)**	**(275,543,842)**	**(1,123,922)**	**(298,305,754)**

	Q1'11	Q2'11	Q3'11	October	2011 YTD
Adjusted Field EBITDA	**7,917,959**	**6,657,788**	**5,197,216**	**1,763,274**	**21,536,237**
Corporate SG&A	7,503,776	5,445,092	5,338,167	1,936,690	20,223,725
Stock-Based Compensation	1,189,189	1,093,045	1,014,285	300,000	3,596,519
Depreciation & Amortization	8,015,236	8,379,961	6,316,782	584,214	23,296,193
Interest Income	(19,829)	(21,137)	(24,804)	(5,903)	(71,673)
Interest Expenses	3,383,558	3,397,535	3,630,496	1,240,220	11,651,809
Impairment/USAC	222,428	3,135,681	342,477,293	45,849	345,881,251
Bad Debt Expense	(264)	15,518	(29,120)	-	(13,867)
Income Tax Adjustment	1,477	107,373	(65,719,412)	15,000	(65,595,562)
Early Termination Payments	(2,244,202)	(3,390,701)	(12,262,628)	(1,228,874)	(19,126,405)
Total Adjustments	**18,051,369**	**18,162,367**	**280,741,059**	**2,887,197**	**319,841,991**
Net Income	**(10,133,410)**	**(11,504,579)**	**(275,543,842)**	**(1,123,922)**	**(298,305,754)**

5

2011 YTD Quarterly Balance Sheet Q111 Q211 Q311 Oct-11 Act Act Act Act Assets Current assets: Total Cash & Cash Equivalents Cash and cash equivalents 14,377,959 12,371,157 21,862,248 24,491,422 Total Receivables Accounts receivable 9,800,560 10,118,784 8,808,531 9,395,118 Total Prepaid Expenses & Other Current Assets Prepaid expenses and other 2,019,445 2,060,901 2,131,514 2,209,401 Total current assets 26,197,964 24,550,842 32,802,293 36,095,941 Total fixed assets 221,510,340 213,976,857 47,886,372 47,616,928 Total ST & LT Restricted Cash & Investments Restricted cash equivalents 8,247,945 8,261,562 6,330,251 6,330,251 Total FCC Licenses FCC Spectrum Licenses 287,495,000 287,495,000 106,630,000 106,630,000 Deposits and other long-term assets Deposits and other long-term assets 5,083,575 5,234,309 5,003,663 4,912,029 Total assets 548,534,824 539,518,570 198,652,580 201,585,149 Liabilities Current liabilities: Total Accounts Payable Accounts payable and Accrued Liabilities 10,614,863 9,927,313 7,629,483 10,261,501 Accrued Interest Payable Accrued Interest Payable 1,926,425 2,137,052 1,925,343 2,479,175 Other Accrued Liabilities Capital Lease Obligation - ST 483,154 733,946 977,363 977,363 Total current liabilities 13,024,442 12,798,311 10,532,189 13,718,040 Long-term liabilities: Convertible Senior Secured Notes Long-term debt 166,678,613 168,510,077 170,379,563 171,025,280 Deferred Tax Liability Deferred Tax Liability 71,904,183 71,904,183 6,138,270 6,138,270 Other Long-term Liabilities Other long-term liabilities 18,473,356 18,397,990 18,224,107 18,149,030 Total long-term liabilities 257,056,152 258,812,250 194,741,940 195,312,580 Stockholders equity Total stockholders' equity 278,454,230 267,908,008 (6,621,549) (7,445,471) Total liabilities and equity 548,534,824 539,518,570 198,652,580 201,585,149

Quarterly Statement of Cashflows

	Q111 Act	Q211 Act	Q311 Act	Oct-11 Act	2011 YTD Actual
Operating Activities					
Net Income	(10,133,410)	(11,504,579)	(275,543,842)	(1,123,922)	(298,305,754)
Depreciation & Amortization	8,008,363	8,376,672	(116,820,680)	583,302	(99,852,342)
Impairment / USAC	222,428	3,135,681	342,477,293	45,849	345,881,251
Stock Based Compensation	1,189,189	1,093,045	1,014,285	300,000	3,596,519
Debt Related Amortization	1,892,799	1,872,726	1,911,305	645,717	6,322,547
Deferred Tax Liability	-	-	(65,765,913)	-	(65,765,913)
Impairment of FCC Licenses	-	-	180,865,000	-	180,865,000
Working capital/other	(2,457,536)	(928,172)	(1,086,539)	2,512,935	(1,959,312)
Net Operating Cashflow	(1,278,167)	2,045,373	67,050,908	2,963,880	70,781,995
Investing Activities					
Change in restricted cash equiv	1,742,638	(13,617)	1,931,311	-	3,660,331
Property, plant and equipment	(7,452,371)	(3,903,871)	(59,491,128)	(334,707)	(71,182,077)
Net investing cashflows	(5,709,734)	(3,917,488)	(57,559,817)	(334,707)	(67,521,745)
Financing Activities					
Exercise of stock options and warrants	52,209	(134,688)	-	-	(82,479)
Net Financing Cashflow	52,209	(134,688)	-	-	(82,479)
Net change in cash and equivalents	(6,935,692)	(2,006,802)	9,491,091	2,629,174	3,177,771
Beginning Cash	21,313,651	14,377,959	12,371,157	21,862,248	21,313,651
Ending Cash	14,377,959	12,371,157	21,862,248	24,491,422	24,491,422

7

2011 Debt Summary 2011 Q1 Q2 Q3 Q4 GAAP 2012 $35,062,810 $35,436,137 $35,821,307 $36,220,209 2016 $131,615,802 $133,073,939 $134,558,256 $136,076,232 Total $166,678,613 $168,510,077 $170,379,563 $172,296,441 Contract Amount 2012 $35,086,034 $35,455,902 $35,837,566 $36,232,902 2016 $120,597,160 $120,597,160 $124,215,075 $124,215,075 Total $155,683,194 $156,053,062 $160,052,640 $160,447,977 Accrued Interest 2012 $1,021,946 $338,144 $1,014,432 $1,698,234 2016 $904,479 $1,798,908 $910,911 $1,852,875 Total $1,926,425 $2,137,052 $1,925,342 $3,551,109

Quarterly Market Financials

	Q111 Act	Q211 Act	Q311 Act	Oct-11 Act	2011 YTD Actual
Net Revenue					
Dallas	3,870,131	4,620,971	9,507,070	1,632,824	19,630,995
SAW	474,826	502,425	716,439	202,715	1,896,406
Denver	1,124,065	1,143,056	1,620,489	341,848	4,229,459
Houston	1,899,167	1,397,461	2,328,016	462,044	6,086,688
Tampa	1,553,794	1,541,437	2,382,201	433,726	5,911,157
NYC	2,000,529	1,362,523	1,368,546	383,289	5,114,887
Boston	2,872,024	2,076,411	3,400,350	557,129	8,905,914
Wash D.C.	5,230,712	6,114,701	5,061,262	1,762,185	18,168,859
Cleveland	1,367,110	1,356,577	1,382,039	443,210	4,548,936
Chicago	778,871	918,459	607,173	185,220	2,489,723
Pittsburgh	431,487	437,102	485,039	156,760	1,510,388
Detroit	1,157,350	1,172,624	1,144,805	381,152	3,855,931
Atlanta	706,570	730,841	739,512	264,253	2,441,175
Other	72,340	84,239	77,640	23,443	257,661
Total	23,503,204	23,433,406	30,820,579	7,229,799	84,986,989
Adjusted Field EBITDA (excludes ETLs and write-offs)					
Dallas	2,512,514	2,295,023	1,361,874	375,557	6,544,968
SAW	(6,514)	3,310	64,679	28,553	90,028
Denver	536,988	566,014	424,020	162,081	1,689,102
Houston	266,999	172,092	141,298	48,709	629,098
Tampa	454,644	404,636	339,555	108,259	1,307,095
NYC	466,231	256,228	280,065	109,951	1,112,476
Boston	832,178	473,342	184,311	70,426	1,560,256
Wash D.C.	3,382,216	2,772,595	2,693,388	936,961	9,785,160
Cleveland	(245,889)	29,770	(63,349)	(44,412)	(323,880)
Chicago	(47,218)	(186,974)	(224,177)	(103,468)	(561,837)
Pittsburgh	28,320	60,911	66,878	27,963	184,072
Detroit	(101,939)	(135,899)	(56,314)	(21,734)	(315,886)
Atlanta	(5,968)	18,826	34,993	33,748	81,600
Other	(154,603)	(72,087)	(50,004)	30,679	(246,014)
Total	7,917,959	6,657,788	5,197,216	1,763,274	21,536,237

9

Change in Market Financials

	Dec-10	Oct-11	% Change
Net Revenue			
Dallas	1,248,258	1,632,824	31%
SAW	146,907	202,715	38%
Denver	362,354	341,848	(6%)
Houston	487,080	462,044	(5%)
Tampa	419,637	433,726	3%
NYC	487,142	383,289	(21%)
Boston	730,608	557,129	(24%)
Wash D.C.	1,734,153	1,762,185	2%
Cleveland	347,511	443,210	28%
Chicago	258,574	185,220	(28%)
Pittsburgh	137,656	156,760	14%
Detroit	305,091	381,152	25%
Atlanta	242,546	264,253	9%
New Market	-	-	NM
Other	16,418	21,943	34%
Adjustment	-	1,500	NM
Total	6,923,938	7,229,799	4%

	Dec-10	Oct-11	% Change
Revenue Without ETL			
Dallas	1,244,654	818,003	(34%)
SAW	142,180	198,879	40%
Denver	362,354	321,894	(11%)
Houston	466,442	410,167	(12%)
Tampa	419,637	370,105	(12%)
NYC	487,142	368,539	(24%)
Boston	730,608	515,808	(29%)
Wash D.C.	1,714,745	1,561,438	(9%)
Cleveland	331,495	425,266	28%
Chicago	258,574	185,220	(28%)
Pittsburgh	132,125	156,760	19%
Detroit	303,774	381,152	25%
Atlanta	233,989	264,253	13%
New Market	-	-	NM
Other	16,418	21,943	34%
Adjustment	-	1,500	NM
Total	6,844,137	6,000,926	(12%)

	Dec-10	Oct-11	% Change
Adjusted Field EBITDA (excludes ETLs and write-offs)			
Dallas	761,146	375,557	(51%)
SAW	(22,991)	28,553	(224%)
Denver	159,004	162,081	2%
Houston	96,116	48,709	(49%)
Tampa	155,325	108,259	(30%)
NYC	185,700	109,951	(41%)
Boston	263,630	70,426	(73%)
Wash D.C.	1,041,932	936,961	(10%)
Cleveland	6,524	(44,412)	(781%)
Chicago	3,798	(103,468)	(2824%)
Pittsburgh	10,286	27,963	172%
Detroit	(5,433)	(21,734)	300%
Atlanta	(14,287)	33,748	(336%)
New Market	-	46,127	NM
Other	(42,346)	(16,948)	(60%)
Adjustment	-	1,500	NM
Total	2,598,403	1,763,274	(32%)

10

Quarterly SG&A Breakdown

Beg Headcount	160.0	142.0	138.0	136.0	160.0
End Headcount	142.0	138.0	136.0	135.0	135.0
	Q1'11	**Q2'11**	**Q3'11**	**Oct-11**	**2011 YTD**
	Act	**Act**	**Act**	**Act**	**Act**
Employee Compensation	3,759,808	3,305,425	3,278,775	1,050,832	11,394,840
Overtime	207,081	211,707	192,142	50,932	661,862
Employee Health Insurance	357,354	338,528	321,053	66,538	1,083,474
Dental & Vision	48,039	48,196	44,371	14,011	154,617
Life Insurance	36,253	26,951	24,974	12,193	100,372
Payroll Taxes	471,915	358,435	230,928	76,732	1,138,010
Bonus	529,932	699,168	626,281	212,096	2,067,476
Commissions	113,055	111,350	116,180	40,000	380,585
Other S&B	510,161	20,561	55,266	5,567	591,555
Salaries & Benefits	6,033,597	5,120,321	4,889,969	1,528,902	17,572,790
Facilities	584,876	491,249	443,254	143,862	1,663,240
Office Expenses	90,030	56,098	50,380	9,365	205,874
Travel & Entertainment	323,813	201,761	146,130	73,093	744,798
Computer Expenses	194,226	220,100	218,782	64,092	697,201
Engineering Costs	121	-	-	42	163
Contractor Fees	339,199	403,239	212,714	108,363	1,063,515
Other Prof Fees	1,528,629	401,992	761,469	413,734	3,105,824
Outside Services	36,855	20,377	22,749	5,434	85,415
Marketing Expenses	5,770	3,052	1,557	1,969	12,347
Workers' Comp Insurance	98,936	33,839	79,614	16,022	228,411
Corporate Insurance	243,180	240,192	237,277	84,190	804,839
Non Salaries & Benefits	3,445,636	2,071,899	2,173,925	920,166	8,611,626
Total (excl Stock Comp)	9,479,233	7,192,220	7,063,894	2,449,068	26,184,416
Cap labor	(490,392)	(433,791)	(293,661)	(72,986)	(1,290,829)
Stock Comp Expense	1,189,189	1,093,045	1,014,285	300,000	3,596,519
Total SG&A	**10,178,030**	**7,851,475**	**7,784,518**	**2,676,082**	**28,490,106**

11

Oct'11 Market Economics

	FiberTower Oct-11 Market Economics														
	DLS	SAW	HOU	TAM	ATL	DEN	NYC	BOS	WDC	CLE	PIT	CHI	DET	Other	Total
Stats															
Deployed Sites	348	118	291	197	181	149	297	270	502	354	115	209	323		3,354
Billing Sites	312	83	248	164	178	138	270	246	485	303	110	100	292		2,929
Billing Locations	630	146	412	336	451	226	351	619	1,214	456	291	135	522		5,789
Mbps - Carrier Backhaul	6,885	4,272	8,753	3,805	2,485	2,846	3,253	4,788	21,435	7,077	1,896	1,090	5,430		74,015
Mbps - Carrier Fiber Transport	290	-	-	-	45	-	-	-	3,110	-	-	10,000	-		13,445
Mbps - Wholesale	110	-	-	-	622	2	-	70	46	-	-	-	-		850
Mbps - Government	-	-	-	-	-	-	300	-	-	-	32	-	-		332
Mbps - Total	7,284	4,272	8,753	3,805	3,152	2,848	3,553	4,858	24,592	7,077	1,929	11,090	5,430		88,642
Field Techs	5	3	4	2	3	3	4	4	6	5	3	3	3		48
Field EBITDA+	1	1	1	1	1	1	1	1	1	-	1	-	-		10
Financials[1]															
Revenue	$818,003	$198,879	$410,167	$370,105	$264,253	$321,894	$368,539	$515,808	$1,561,438	$425,266	$156,760	$185,220	$381,152	$23,443	$6,000,926
Adjusted fEBITDA	$375,557	$28,553	$48,709	$108,259	$33,748	$162,081	$109,951	$70,426	$936,961	($44,412)	$27,963	($103,468)	($21,734)	$30,679	$1,763,274
Margin Analysis															
FSP	20.4%	26.8%	33.0%	19.7%	21.0%	10.6%	24.6%	44.5%	14.3%	49.1%	21.2%	58.0%	45.2%		26.4%
Site EBITDA	51.8%	30.5%	19.0%	35.4%	22.9%	59.6%	42.5%	21.1%	63.2%	-1.3%	34.0%	-42.0%	1.2%		36.7%
fSG&A (no cap labor)	6.0%	16.3%	9.5%	6.2%	10.2%	9.2%	12.6%	8.2%	4.1%	9.2%	16.1%	13.9%	6.9%		7.8%
fSG&A	5.9%	16.1%	7.1%	6.2%	10.1%	9.2%	12.6%	7.5%	3.1%	9.1%	16.2%	13.9%	6.9%		7.3%
Adj fEBITDA (no cap labor)	45.8%	14.2%	9.5%	29.2%	12.7%	50.4%	29.8%	12.9%	59.0%	-10.5%	17.9%	-55.9%	-5.7%		28.9%
Adjusted fEBITDA	45.9%	14.4%	11.9%	29.3%	12.8%	50.4%	29.8%	13.7%	60.0%	-10.4%	17.8%	-55.9%	-5.7%		29.4%
Per Site Metrics[1]															
Revenue	$2,351	$1,685	$1,410	$1,879	$1,460	$2,160	$1,241	$1,910	$3,110	$1,201	$1,363	$886	$1,180		$1,789
FSP	478	451	465	370	307	229	306	851	446	589	289	514	533		472
Rent	582	575	551	674	650	554	321	536	591	526	467	602	490		538
Other COS	73	146	125	170	168	90	87	120	110	102	144	143	142		123
fSG&A (no cap labor)	141	275	134	117	148	200	157	157	128	110	220	123	82		140
Adjusted fEBITDA	$1,076	$239	$134	$548	$186	$1,088	$370	$247	$1,837	($126)	$244	($495)	($67)		$517
Sites/Tech	70	39	73	99	60	50	74	68	84	71	38	70	108		70
Per Location Metrics															
Revenue	$1,298	$1,362	$996	$1,102	$586	$1,424	$1,050	$833	$1,286	$933	$539	$1,372	$730		$1,037
Billing Colo	2.02	1.76	1.66	2.05	2.53	1.64	1.30	2.52	2.50	1.50	2.65	1.35	1.79		1.98
Bandwidth Metrics															
MBPS/site - Carrier Backhaul	19.8	36.2	30.1	19.3	13.7	19.1	11.0	17.7	42.7	20.0	16.5	5.2	16.8		22.1
Revenue/MBPS	$112	$47	$47	$97	$84	$113	$104	$106	$63	$60	$81	$17	$70		$68
FSP/MBPS	$23	$12	$15	$19	$18	$12	$26	$47	$9	$29	$17	$10	$32		$18

Footnotes:
1) Excludes ETLs and write-offs

12

Oct’11 Customer Revenue by Market (excluding ETLs) AT&T Mobility Leap MetroPCS Nextel Sprint/PCS T-Mobile Verizon Wireless Other Grand Total % Atlanta - - 128,008 10,960 74,952 48,132 - 2,200 264,253 4.4% Boston 281,913 - 65,725 23,541 89,066 53,614 - 1,950 515,808 8.6% Chicago - - - 6,214 33,582 3,516 97,672 44,236 185,220 3.1% Cleveland 140,633 - - 9,052 56,492 33,082 173,749 12,258 425,266 7.1% Dallas-Fort Worth 296,503 - 115,895 18,758 226,690 59,940 89,411 10,806 818,003 13.6% Denver 261,048 - - 3,745 21,825 34,825 - 450 321,894 5.4% Detroit - - 115,998 17,891 76,878 105,711 64,675 - 381,152 6.4% Houston 100,039 81,482 - 17,759 86,132 26,036 98,719 - 410,167 6.8% New York-New Jersey 172,134 - - 9,690 166,269 13,456 - 6,990 368,539 6.1% Pittsburgh - 35,565 - 18,588 44,629 48,327 - 9,651 156,760 2.6% San Antonio-Austin-Waco 75,799 27,262 - 4,964 43,568 12,237 35,049 - 198,879 3.3% Tampa-West Florida 193,564 - 108,712 6,163 37,932 23,734 - - 370,105 6.2% Washington-Baltimore 688,714 58,877 - 86,004 290,545 376,094 19,358 41,845 1,561,438 26.0% Other - - - - - - - 23,443 23,443 0.4% Total 2,210,347 203,186 534,338 233,330 1,248,560 838,703 578,633 153,829 6,000,926 100.0% 36.8% 3.4% 8.9% 3.9% 20.8% 14.0% 9.6% 2.6% 100.0%

Cash Forecast Weekly Cash Forecast Weekly Cash Forecast 12/9/2011 12/16/2011 12/23/2011 12/30/2011 Beginning Bank Balance $25,722,103 $23,969,103 $24,132,759 $24,364,759 Estimated Cash Collections 800,000 2,500,000 500,000 2,000,000 Estimated Cash Outflows (2,553,000) (2,336,343) (268,000) (398,000) Net Change in Cash ($1,753,000) $163,657 $232,000 $1,602,000 Ending Bank Balance $23,969,103 $24,132,759 $24,364,759 $25,966,759